Exhibit 32

CERTIFICATION
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of BE RESOURCES INC., a Colorado corporation (the “Company”) for the quarter ended September 30, 2009 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned officers of the Company does hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2009
BE RESOURCES INC.

/s/ David Q. Tognoni
By David Q. Tognoni, President and Chief Executive Officer

Dated: November 12, 2009

/s/ Carmelo Marrelli
By Carmelo Marrelli, Chief Financial Officer

Dated: November 12, 2009